Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Assets Current (Detail) - USD ($) shares in Thousands, $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Sensata prepaid services	$ 8,801	$ 0
Prepaid business insurance	$ 3,013	$ 873
Share-settled forward	1,070	0
Prepaid other	$ 31	$ 265
Total prepaid expenses and other current assets	$ 12,915	$ 1,138	$ 329